SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 7, 2000
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                            THE TESSERACT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Minnesota                      1-11111                 41-1581297
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(State or Other Jurisdiction)    (Commission File Number)       (IRS Employer
      of Incorporation                                       Identification No.)


        4515 E. Muirwood Drive
           Phoenix, Arizona                                         85048
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (480) 940-6300
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                                3820 E. Ray Road
                                      No. 2
                             Phoenix, Arizona 85044
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. On October 26, 2000, John T. Golle resigned as Chairman of the Board of Directors of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE TESSERACT GROUP, INC.



Date: November 7, 2000                  /s/ Lucian Spataro
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                                        Lucian Spataro
                                        Chief Executive Officer